Exhibit 10.5

         The Lease Agreement is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Lease Agreements are substantially identical in all material respects to the filed Lease Agreement except as follows:

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Aircraft (Tail No.)   Closing Date        Owner Participant

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N362ML*               October 19, 2000    Silvermine River Finance One, Inc.

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N363ML                November 29, 2000   Aircraft Services Corporation

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N364ML                January 30, 2001    Aircraft Services Corporation

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N365ML                March 19, 2001      Aircraft Services Corporation

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N366ML                April 19, 2001      Castle Harbour-I Limited-Liability
                                          Company

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*   Filed document